Prospectus Supplement 233312 3/06 dated March 31, 2006 to:

PUTNAM INVESTORS FUND Prospectuses dated November 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the U.S. Core Team primarily responsible for the day-to-day management of the fund's portfolio are now solely James Wiess (Portfolio Leader) and Richard Cervone (Portfolio Member).